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                                                                    EXHIBIT 99.4

                            COMPANY VOTING AGREEMENT


         VOTING AGREEMENT dated as of April 13, 1998 (this "Agreement") by and among Paragon Health Network, Inc., a Delaware corporation (the "Parent"), and the other parties signatory hereto (each a "Stockholder")

         WHEREAS, each Stockholder is the beneficial owner of shares (the "Company Common Stock") of common stock, par value $.01 per share, of Mariner Health Group, Inc., a Delaware corporation (the "Company"), Paragon Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Parent (the "Subsidiary") and the Parent enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement") with respect to the merger of Subsidiary with and into the Company (the "Merger") with the Company surviving the Merger; and

         WHEREAS, as an inducement to the Parent and the Subsidiary to enter into, execute and deliver the Merger Agreement, Parent and Subsidiary requested that each Stockholder execute this Agreement pursuant to which each Stockholder will agree to vote the shares of Common Stock beneficially owned by such Stockholders as provided herein.

         NOW, THEREFORE, in consideration of the execution and delivery by the Parent and the Subsidiary of the Merger Agreement and the mutual covenants, conditions and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. VOTING AGREEMENTS. Subject to the provisions of Section 6 hereof, in connection with the efforts of the Company to cause the Merger Agreement and the Merger to receive the required approval of the stockholders of the Company and to be consummated, each Stockholder severally agrees with, and covenants to, the Parent as follows:

                  (a) At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstance upon which a vote, consent or other approval of stockholders of the Company is sought with respect to the Merger and the Merger Agreement, such Stockholder shall (i) appear or otherwise take appropriate action to ensure that such Stockholder's Shares (as defined below) are present at such meeting for the purpose of obtaining a quorum and (ii) vote (or cause to be voted) or execute a written consent with respect to such Stockholder's Shares in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval thereof and each of the other transactions contemplated by or in any way related to the Merger Agreement.

                  (b) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstance upon which the vote, consent or other approval of stockholders of the Company is sought, such Stockholder shall vote (or cause to be voted) or execute a written consent in connection with such Stockholder's Shares against (i) any


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         merger agreement or merger (other than the Merger Agreement and the
         Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or (ii) any action or agreement, including any proposed amendment of the Company's Certificate of Incorporation or By-laws or other proposal or transaction involving the Company or any of its subsidiaries which action, agreement, amendment or other proposal or transaction is intended, or could reasonably be expected to impede, interfere with, delay, or attempt to frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated thereby (each of the foregoing in clauses (i) or (ii) above, a "Competing Transaction").

         2. REPRESENTATIONS AND WARRANTIES. Each Stockholder severally represents and warrants to the Parent as follows:

                  (a) Such Stockholder is the record and beneficial owner of, or is a trustee of a trust that is the record holder of, the number of shares of the Company Common Stock set forth opposite such Stockholder's name in Schedule A hereto (as to any Stockholder, such "Stockholder's Shares"). Except for such Stockholder's Shares, such Stockholder is not the record or beneficial owner of any shares of Company Common Stock.

                  (b) This Agreement has been duly executed and delivered by such Stockholder and such Stockholder intends for this to be a valid and binding agreement and will not take any action to contest the valid and binding nature of this Agreement. If such Stockholder is a natural person, such Stockholder (i) has the full power and capacity necessary to enter into and perform his or her obligations under this Agreement,
         (ii) has read all provisions of this Agreement, has reviewed such provisions with counsel to the extent such Stockholder deemed appropriate, understands each of such provisions and voluntarily agrees to be bound thereby and (iii) if such Stockholder is married and such Stockholder's Shares constitute community property, this Agreement has been duly executed and delivered by and constitutes a valid and binding agreement of such Stockholder's spouse and such Stockholder's spouse intends for this to be a valid and binding agreement and will not take any action to contest the valid and binding nature of this Agreement. If such Stockholder is an entity, such Stockholder is duly organized, validly existing and in good standing under the laws of the state of its organization with full power and authority necessary to enter into this Agreement and to perform its obligations hereunder. If such Stockholder is a partnership, such partnership is duly formed, validly existing and in good standing under the laws of the state of its organization with full partnership power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                  (c) Except as described on Schedule 2(c) hereof, neither the execution and delivery of this Agreement nor the consummation by such Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Stockholder is a party or bound or to which such Stockholder's Shares


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         are subject. Except as described on Schedule 2(c) hereof, neither the execution and delivery of this Agreement nor the consummation by such Stockholder of the transactions contemplated hereby will violate, or require any consent, approval or notice under any provision of any judgment, order or decree applicable to such Stockholder or such Stockholder's Shares, except for any necessary consent, approval or notice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or Section 13 of the Securities Exchange Act of 1934, as amended, and (ii) required by local, state and federal regulatory agencies, commissions, boards or public authorities with jurisdiction over health care facilities and providers.

                  (d) Except as described on Schedule 2(d) hereof, none of which as of the date hereof impede the ability of the Stockholders to fulfill its obligations under this Agreement, such Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

                  (e) Such Stockholder understands and acknowledges that the Parent is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

         3. COVENANTS. Each Stockholder severally agrees with, and covenants to, the Parent as follows:

                  (a) Such Stockholder shall not (i) transfer (which terms shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, alienation, assignment or other disposition, directly or indirectly, by operation of law, in connection with any merger or otherwise (collectively, a "Transfer")), or consent to any Transfer of, any or all of such Stockholder's Shares or any interest therein, except pursuant to the Merger, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all of such Stockholder's Shares or any interest therein,
         (iii) grant any proxy, power of attorney or other authorization in or with respect to such Stockholder's Shares, except for this Agreement and any proxy granted in connection with any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof which contains voting instructions consistent with such Stockholder's obligations under this Agreement, or
         (iv) deposit such Stockholder's Shares into a voting trust or enter into a voting agreement or any other arrangement with respect to such Shares; provided, that any such Stockholder may, subject to the provisions of Section 4 hereof, transfer any of such Stockholder's Shares to any other Stockholder who is on the date hereof a party to this Agreement, or to any family member of a Stockholder, charitable institution or affiliate (as defined in the Securities Act (as defined in the Merger Agreement)) of such Stockholder which prior to


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         such Transfer becomes a party to this Agreement bound by all obligations of a "Stockholder" hereunder.

                  (b) If a majority of the holders of Company Common Stock approve the Merger and the Merger Agreement, upon consummation of the Merger such Stockholder's Shares shall, subject to the terms and conditions of the Merger Agreement, be converted into the right to receive the consideration provided in the Merger Agreement. Such Stockholder hereby waives any rights of appraisal, or rights to dissent from the Merger, that such Stockholder may have.

                  (c) Subject to the provisions of Section 6 hereof, such Stockholder shall not, in its, his or her capacity as a stockholder of the Company, and shall instruct any investment banker, attorney or other adviser or representative of such Stockholder not to, directly or indirectly, (i) solicit, initiate, facilitate, or encourage any Competing Transactions or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, a Competing Transaction. Each Stockholder shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. Without limiting the foregoing, it is understood that solely for purposes of enabling Parent to avail itself of the remedies available pursuant to Section 9(h) hereof, any violation of the restrictions set forth in the preceding sentence by an investment banker, attorney or other adviser or representative of such Stockholder, whether or not such person is purporting to act on behalf of such Stockholder or otherwise, shall be deemed to be a violation of this Section 3(c) by such Stockholder.

         4. CERTAIN EVENTS. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Stockholder's Shares shall pass, whether by operation of law or otherwise, including without limitation, such Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock, or the acquisition of additional shares of Company Common Stock or other voting securities of the Company by any Stockholder, the number of Stockholder's Shares listed in Schedule A beside the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of the Company Common Stock or other voting securities of the Company issued to or acquired by such Stockholder.

         5. VOIDABILITY. If prior to the execution hereof, the Board of Directors of the Company shall not have duly and validly authorized and approved by all necessary corporate action the Merger Agreement and the transactions contemplated thereby, so that by the execution and delivery hereof the Parent would become, or could reasonably be expected to become, an "interested stockholder" with whom the Company would be prevented for any period pursuant to


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Section 203 of the DGCL from engaging in any "business combination" (as such terms are defined in Section 203 of the DGCL), then this Agreement shall be void and unenforceable until such time as such authorization and approval shall have been duly and validly obtained.

         6. STOCKHOLDER CAPACITY. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer and the provisions of this Agreement shall not restrict or limit any such person in the discharge of his or her fiduciary duties as an officer or director of the Company. Each Stockholder signs solely in his or her capacity as the record and beneficial owner or the trustee of a trust whose beneficiaries are the beneficial owners of such Stockholder's Shares.

         7. REGULATORY APPROVAL. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions.

         8. FURTHER ASSURANCES. Each Stockholder shall, upon request of the Parent, execute and deliver any additional documents and take such further actions as may reasonably be deemed by the Parent to be necessary or desirable to carry out the provisions hereof.

         9. TERMINATION. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been executed and delivered and be in full force and effect. This Agreement shall automatically terminate and be of no further force and effect upon the first to occur of (i) the Effective Time of the Merger or (ii) the date upon which the Merger Agreement is terminated in accordance with its terms. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its or his obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder

         10.      MISCELLANEOUS.

                  (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger Agreement.

                  (b) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon the same terms as set forth in Section 8.05 of the Merger Agreement, except that notices to the undersigned Stockholders shall be sent to the address set forth in Schedule A hereto opposite each such Stockholder's name.

                  (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective as to any Stockholder when one or more counterparts have been signed by each of Parent and such Stockholder and delivered to Company, Subsidiary, Parent and such Stockholder.


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                  (e) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

                  (f) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, through any merger, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except by laws of descent or as expressly contemplated by Section 3(a) hereof. Any assignment in violation of the foregoing shall be void.

                  (h) Each Stockholder agrees that irreparable damage would occur and that Parent would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches by any Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which Parent may be entitled at law or in equity. In addition, each of the parties hereto irrevocably and unconditionally (i) consents to be subject to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat the personal jurisdiction of such courts by motion or other request for leave from any such court,
         (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (iv) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of, valid service, and that service made pursuant to this clause (iv) shall have the same legal force and effect as if served upon such party personally within the State of Delaware.

                  (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired, or invalidated, and shall be enforced to the fullest extent permitted by law and the provision found to be invalid, void or unenforceable shall be immediately revised by the parties




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         hereto so as to be valid, binding and enforceable to the greatest extent then permitted by applicable law.

                  (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

                  (k) A facsimile of this Agreement containing signatures of all of the parties hereto shall constitute an original document for all purposes.


[BALANCE OF PAGE INTENTIONALLY OMITTED]

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         IN WITNESS WHEREOF, the Parent and each Stockholder have caused this
Company Voting Agreement to be duly executed and delivered on day and year first above written.

                                      PARAGON HEALTH NETWORK, INC.



                                      By:  /s/ R. Jeffrey Taylor
                                           -----------------------------
                                      Name:  R. Jeffrey Taylor
                                      Title: Senior Vice President



                                      STOCKHOLDERS:


                                      /s/ Stiles A. Kellett, Jr.
                                      ----------------------------------
                                      Name:  Individually


                                      /s/ Stiles A. Kellett, Jr.
                                      ----------------------------------
                                      Name:  Kellett Partners, L.P. as
                                             General Partner


                                      /s/ Samuel B. Kellett
                                      ----------------------------------
                                      Name:  Samuel B. Kellett


                                      /s/ William R. Bassett
                                      ----------------------------------
                                      Name:  William R. Bassett as Trustee of
                                             the Samuel B. Kellett, Jr.
                                             Irrevocable Trust Dated 11/1/91


                                      /s/ William R. Bassett
                                      ----------------------------------
                                      Name:  William R. Bassett as Trustee of
                                             the Charlotte Rich Kellett
                                             Irrevocable Trust Dated 11/1/91



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                                   SCHEDULE A



STOCKHOLDER                        ADDRESS OF STOCKHOLDER                       NUMBER OF SHARES OF COMPANY
                                                                                         COMMON STOCK
Stiles A. Kellett, Jr.             200 Galleria Parkway, Suite 1800                        2,181,183
                                   Atlanta, Georgia  30339

Kellett Partners, L.P.             200 Galleria Parkway, Suite 1800                          862,760
                                   Atlanta, Georgia   30339

Samuel B. Kellett                  1935 Garraux Road, N.W.                                 2,154,696
                                   Atlanta, Georgia  30327

William R. Bassett, TR             2970 Clairmont Road, Suite 600                            427,066
Charlotte R. Kellett IRR           Atlanta, Georgia  30329
Trust dated 11/1/91

William R. Bassett, TR             2970 Clairmont Road, Suite 600                            427,066
Samuel B. Kellett, Jr.             Atlanta, Georgia  30329
IRR Trust dated 11/1/91





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                                  SCHEDULE 2(C)


Certain of the stock beneficially owned by Stiles A. Kellett, Jr. has been pledged to NationsBank, N.A. ("NationsBank") to secure financing extended by NationsBank to Stiles A. Kellett. As a part of that pledge, a contingent proxy has been granted to NationsBank.




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                                  SCHEDULE 2(D)


Certain of the shares of stock beneficially owned by Stiles A. Kellett, Jr. are subject to a pledge in favor of NationsBank, N.A.